AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT D
PLATINUM INVESTORSM VARIABLE ANNUITY
FLEXIBLE PAYMENT VARIABLE AND FIXED
INDIVIDUAL DEFERRED ANNUITY CONTRACTS
SUPPLEMENT DATED OCTOBER 30, 2002
TO
PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2001
AS SUPPLEMENTED SEPTEMBER 4, 2001
AND AS SUPPLEMENTED AUGUST 26, 2002

          Effective January 2, 2003, American General Life Insurance Company is amending the Prospectus and Statement of Additional Information for the sole purpose of reflecting a change in the name of one of the investment options available under the Contracts.

          The Dreyfus Variable Investment Fund Small Cap Portfolio - Initial shares will change its name to Dreyfus Variable Investment Fund Developing Leaders Portfolio - Initial shares. For a period of time after January 2, 2003 we may provide you with confirmations, statements and other reports which contain the former name of the portfolio.